UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2013, Navistar Financial Securities Corporation (“NFSC”), Navistar Financial Corporation (“NFC”) and Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) entered into Amendment No. 1 to the Pooling and Servicing Agreement (the “PSA Amendment”), which is attached as Exhibit 10.1 and incorporated by reference herein. On February 13, 2013, the Issuing Entity and Citibank, N.A., as indenture trustee (as successor to The Bank of New York Mellon as predecessor indenture trustee (the “Predecessor Trustee”), the “Indenture Trustee”) entered into Amendment No. 1 to Indenture (the “Indenture Amendment”), which is attached as Exhibit 10.2 and incorporated by reference herein. The PSA Amendment and the Indenture Amendment, among other things, amend certain provisions of the Pooling and Servicing Agreement, dated as of November 2, 2011, among NFSC, NFC and the Issuing Entity (filed as Exhibit 10.6 to the registrant’s Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618) and of the Indenture, dated as of November 2, 2011, between the Issuing Entity and the Indenture Trustee (filed as Exhibit 10.3 to the registrant’s Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618), in connection with the appointment of the Indenture Trustee as successor to the Predecessor Trustee.

On February 14, 2013, the Issuing Entity issued a series of notes designated the Floating Rate Asset Backed Notes, Series 2013-1 (the “Series 2013-1 Notes”). The Series 2013-1 Notes include four classes of Notes: the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. The principal characteristics of the Series 2013-1 Notes are as follows:

Number of classes within Series 2013-1 Notes: Four

Initial Class A Notes Outstanding Principal Amount: $169,060,000

Initial Class B Notes Outstanding Principal Amount: $10,500,000

Initial Class C Notes Outstanding Principal Amount: $9,390,000

Initial Class D Notes Outstanding Principal Amount: $11,050,000

Initial Total Series 2013-1 Notes Outstanding Principal Amount: $200,000,000

Class A Note Rate: 1-month LIBOR + 0.67%

Class B Note Rate: 1-month LIBOR + 1.00%

Class C Note Rate: 1-month LIBOR + 1.50%

Class D Note Rate: 1-month LIBOR + 2.25%

Closing Date: February 14, 2013

Expected Principal Distribution Date: January 26, 2015

Legal Final Maturity Date: January 25, 2018

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Distribution Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes, the Class C Notes and Class D Notes, Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and the Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class C Certificates: Subordination of Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class D Certificates: Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Series 2013-1 Overcollateralization Percentage: 9.50% divided by 1.00 minus 9.50%

Series 2013-1 Target Overcollateralization Amount: the product of the Series 2013-1 Overcollateralization Percentage and the Series 2013-1 Nominal Liquidation Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2013-1 Notes and the definitions of capitalized terms may be found in the Series 2013-1 Indenture Supplement, dated as of February 14, 2013, which is attached as Exhibit 10.3 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 13, 2013, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity.

10.2	Amendment No. 1 to Indenture, dated as of February 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.

10.3	Series 2013-1 Indenture Supplement to the Indenture, dated as of February 14, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

Dated: February 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 13, 2013, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity.

10.2	Amendment No. 1 to Indenture, dated as of February 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.

10.3	Series 2013-1 Indenture Supplement to the Indenture, dated as of February 14, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.